Exhibit 10.38(b)

FIRST AMENDMENT TO THE AMENDED AND RESTATED

SERIES 2008-1 SUPPLEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED SERIES 2008-1 SUPPLEMENT (this “Amendment”), dated as of November 25, 2009, amends the Amended and Restated Series 2008-1 Supplement (the “Series 2008-1 Supplement”), dated as of October 29, 2009, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2008-1 Noteholders (in such capacity, the “Series 2008-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2008-1 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee and the Required Noteholders of the applicable Series of Notes, so long as such amendment only affects the Noteholders of such Series of Notes;

WHEREAS, pursuant to Section 11.11 of the Series 2008-1 Supplement (i) such Supplement may be amended in accordance with the terms of the Base Indenture and (ii) if the consent of the Required Noteholders is required for an amendment pursuant to the Base Indenture, such requirement shall be satisfied if such amendment is consented to by the Requisite Noteholders;

WHEREAS, the parties desire to amend the Series 2008-1 Supplement to modify a condition precedent to any increase of the Purchaser Group Invested Amounts; and

WHEREAS, ABRCF has requested the Trustee, the Series 2008-1 Agent, the Administrator, the Administrative Agent and the Series 2008-1 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2008-1 Agent, the Administrator, the Administrative Agent and each Series 2008-1 Noteholder party hereto have agreed to, amend a certain provision of the Series 2008-1 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1. Amendment to Section 2.3(c)(iv). Section 2.3(c)(iv) of the Series 2008-1 Supplement is hereby amended and restated in its entirety as follows:

“(iv) no Amortization Event or Potential Amortization Event (in each case, other than an Amortization Event or Potential Amortization Event in respect of another Series of Notes solely resulting from a Surety Default (as such term is defined in the Supplement pursuant to which such other Series of Notes was issued)) has occurred and is continuing on the Series 2008-1 Closing Date or such Increase Date, as applicable, or would occur and be continuing after giving effect to such Series 2008-1 Initial Invested Amount or such Increase;”

2. Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2008-1 Agent) hereby authorize and direct the Trustee and Series 2008-1 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

3. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2008-1 Supplement.

4. This Amendment shall become effective on the date (the “Series 2008-1 First Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and the Requisite Noteholders shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) Standard & Poor’s shall have confirmed that this Amendment shall not result in a withdrawal or downgrade of the rating of the Commercial Paper issued by any CP Conduit Purchaser whose Commercial Paper is rated by Standard & Poor’s on the Series 2008-1 First Amendment Effective Date and (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2008-1 Noteholders shall have been delivered to the Trustee and the Series 2008-1 Noteholders, as applicable.

5. From and after the Series 2008-1 First Amendment Effective Date, all references to the Series 2008-1 Supplement shall be deemed to be references to the Series 2008-1 Supplement as amended hereby.

6. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2008-1 Agent

By:	/s/ Sally R. Tokich
	Name:	Sally R. Tokich
	Title:	Senior Associate

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Vice President

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	Barclays Bank PLC as Attorney-in-Fact

By:	/s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Associate Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Jeffrey Goldberg
Name: Jeffrey Goldberg
Title: Director

By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Michael Eden
Name: Michael Eden
Title: Director

YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ William Van Beek
	Name:	William Van Beek
	Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ William Van Beek
	Name:	William Van Beek
	Title:	Principal

CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	Citibank, N.A., as
Attorney-in-fact

By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia
Title: Vice President

CITIBANK, N.A., as an APA Bank under the Series 2008-1 Supplement

By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia
Title: Vice President

CITICORP NORTH AMERICA, INC., as a Funding Agent under the Series 2008-1 Supplement

By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia
Title: Vice President

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Vice President

JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2008-1 Supplement

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Vice President

JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2008-1 Supplement

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Vice President

MONTAGE FUNDING LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Director

By:	/s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

AMSTERDAM FUNDING CORPORATION, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as an APA Bank under the Series 2008-1 Supplement by: RBS Securities Inc., as agent

By:	/s/ Michael Zappaterrini
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent under the Series 2008-1 Supplement by: RBS Securities Inc., as agent

By:	/s/ Michael Zappaterrini
Name:
Title:

AVIS BUDGET CAR RENTAL, LLC, as Administrator

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer